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                                                                   Exhibit 10.13



                               MININGCO.COM, INC.

         FORM OF SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

          THIS SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
(this "AGREEMENT") dated as of __________, 1999, by and among MININGCO.COM, INC., a Delaware corporation having a principal place of business at 220 East 42nd Street, 24th Floor, New York, New York 10017 (the "COMPANY"), and each of the investors named on the attached EXHIBIT A and having a principal place of business as set forth thereon (each an "INVESTOR" and collectively the "INVESTORS"), as such EXHIBIT A may be amended from time to time to add such other person(s) who may hereafter become a party to this Agreement.

                                    RECITALS

         WHEREAS, on April 20, 1998 the Company and certain of the Investors (collectively, the "SERIES A INVESTORS") entered into that certain Series A Convertible Preferred Stock Purchase Agreement (the "SERIES A PURCHASE AGREEMENT"), pursuant to which the Company issued and sold to the Series A Investors an aggregate of 3,346,715 shares of the Company's Series A Convertible Preferred Stock, $.001 par value per share (the "SERIES A STOCK");

         WHEREAS, on April 20, 1998 the Company and certain of the Investors (collectively, the "SERIES B INVESTORS") entered into that certain Series B Convertible Preferred Stock Purchase Agreement (the "SERIES B PURCHASE AGREEMENT"), pursuant to which the Company issued and sold to the Series B Investors an aggregate of 6,597,596 shares of the Company's Series B Convertible Preferred Stock, $.001 par value per share (the "SERIES B STOCK");

         WHEREAS, on November 13, 1998 and December 4, 1998 the Company and certain of the Investors (collectively, the "SERIES C INVESTORS") entered into that certain Series C Convertible Preferred Stock Purchase Agreement (the "SERIES C PURCHASE AGREEMENT"), pursuant to which the Company issued and sold to the Series C Investors an aggregate to 7,301,811 shares of the Company's Series C Convertible Preferred Stock, $.001 par value per share (the "SERIES C STOCK" and, together with the Series A Stock and the Series B Stock, the "PREFERRED Stock");

         WHEREAS, on April 20, 1998 the Series A Investors and Series B Investors entered into that certain Investors' Rights Agreement (the "Investors' Rights Agreement"), and on November 13, 1998 the Investors' Rights Agreement was amended and restated to provide certain rights to the Series C Investors (the "Amended and Restated Investors' Rights Agreement");

         WHEREAS, the Company desires to issue and sell shares of its Common Stock (as defined below) to Comcast Interactive Investments, Inc. ("Comcast") pursuant to a Common Stock Purchase Agreement (the "Comcast Stock Purchase Agreement") and it is a condition to

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         the closing of the transactions contemplated by the Comcast Stock
Purchase Agreement that the Company and the Investors enter into this Agreement to provide certain rights to Comcast;

         WHEREAS, pursuant to Section 4.3 of the Amended and Restated Investors' Rights Agreement, the Amended and Restated Investors' Rights Agreement may be amended, waived, discharged or terminated by the written consent of the Company and the holders of at least two-thirds of the Registrable Shares, and that any such amendments, waivers, discharges or terminations effected in accordance with
Section 4.3 of the Amended and Restated Investors' Rights Agreement shall be binding upon all parties thereto, including those not signing such amendment, waiver, discharge or termination; and

         WHEREAS, by entering into this Agreement, the Company, and the Series A Investors, Series B Investors and Series C Investors whose signatures are set forth on the signature pages hereto, which Investors constitute the holders of at least two-thirds of the Registrable Shares, hereby consent to amending the Amended and Restated Investors' Rights Agreement in the manner set forth herein.

         NOW, THEREFORE, in consideration of the promises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    SECTION I

                        DEFINITIONS; REGISTRATION RIGHTS

         1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "C-MAX" shall mean C-Max Capital Limited Partnership - I, a Florida limited partnership and an Investor hereunder.

         "COMCAST SHARES" shall mean shares of Common Stock issued to Comcast pursuant to the Comcast Stock Purchase Agreement.

         "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "COMMON STOCK" shall mean the Common Stock, $.001 par value, of the Company.

         "CONVERSION SHARES" shall mean shares of Common Stock issued or issuable upon conversion of the Preferred Stock.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


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         "EXCLUDED STOCK" shall mean (i) the Reserved Employee Shares, (ii)
securities issuable as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (iii) securities issuable pursuant to a Qualified Public Offering, (iv) debt securities without equity features or conversion privileges (provided, however, that any debt security convertible into the Company's capital stock shall be Excluded Stock if a majority of the Board of Directors approves its issuance),
(v) securities issued in connection with equipment or debt financing or leases (including securities issued in consideration of guarantees of such financing or leases) which are approved by the Series A Investor Director, the Series B Investor Director and the Series C Investor Director, (vi) up to an aggregate of 200,000 shares of Common Stock (or options or warrants to purchase such shares of Common Stock) issuable to consultants or vendors to the Company at prices or exercise prices determined by the Board of Directors to be not less than fair market value, (vii) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (viii) the shares of Common Stock issued or issuable upon exercise of the options and warrants contemplated by the capitalization table of the Company provided as a schedule to the Series C Purchase Agreement (ix) the shares of stock issuable upon exercise of a warrant issued, or to be issued, to Citicorp, N.A. to purchase 100,000 shares of Common Stock, as described in a certain Letter Agreement by and between the Company and Citicorp, N.A., dated June 20, 1997, and (x) if expressly approved by the Company's Board of Directors, including a majority of the Series A Investor Director, the Series B Investor Director and the Series C Investor Director, securities issued (a) to vendors, customers or co-venturers or other persons in similar commercial or corporate partnering situations, or (b) in connection with an acquisition by the Company or an affiliate of the Company.

         "QUALIFIED PUBLIC OFFERING" shall mean a firm commitment underwritten public offering of the Company's Common Stock underwritten by a nationally recognized full-service investment bank pursuant to which (i) the aggregate gross proceeds received by the Company are at least $15,000,000, and (ii) the price per share is not less than $10.00 (following appropriate adjustment in the event of any stock dividends, stock split, combination or other similar recapitalization affecting such shares).

         "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as hereinafter defined) and the declaration or ordering of the effectiveness of such registration statement.

         "REGISTRABLE SHARES" shall mean the Series A Registrable Shares, the Series B Registrable Shares and the Series C Registrable Shares.

         "RESERVED EMPLOYEE SHARES" shall mean shares of Common Stock (or options to purchase such shares of Common Stock) issued or issuable at not less than fair market value to officers, employees or directors of, or consultants to, the Company pursuant to any stock purchase or option plan or other employee stock bonus arrangement as provided by the Company's Board of Directors. The number of Reserved Employee Shares shall not exceed 5,300,000 shares of Common Stock (inclusive of shares subject to currently outstanding employee options) prior to the one (1) year anniversary of the execution of this Agreement; PROVIDED, HOWEVER, that after the one (1) year anniversary, the number of shares set aside for


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Reserved Employee Shares may be increased (or decreased) by the vote of the
Board of Directors.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SERIES A INVESTOR DIRECTOR" shall have the meaning given to that term in the Amended and Restated Shareholders Agreement entered into contemporaneously herewith.

         "SERIES B INVESTOR DIRECTOR" shall have the meaning given to that term in the Amended and Restated Shareholders Agreement entered into contemporaneously herewith.

         "SERIES C INVESTOR DIRECTOR" shall have the meaning given to that term in the Amended and Restated Shareholders Agreement entered into contemporaneously herewith.

         "SERIES A REGISTRABLE SHARES" shall mean (i) the shares of Common Stock issued or issuable upon conversion of the Series A Stock; (ii) an aggregate of 864,557 shares of Common Stock issued or issuable by the Company to certain Investors upon the exercise of certain warrants issued on March 27, 1997, April 14, 1997, July 10, 1997, July 24, 1997, August 7, 1997, August 27, 1997,
September 22, 1997 and January 15, 1998 in connection with that certain Note and Warrant Purchase Agreement dated March 27, 1997, as such warrants and such Note and Warrant Purchase Agreement have been amended from time to time (such warrants collectively referred to herein as the "SERIES A OUTSTANDING WARRANTS"); and (iii) shares issued or issuable upon an adjustment for (a) stock splits, stock dividends and the like (including, without limitation, any such adjustments with respect to the securities referred to in (i) and (ii) above), and (b) in the Series A Outstanding Warrants as in effect on the date hereof. Notwithstanding the foregoing, Series A Registrable Shares shall not include shares of Common Stock issued or issuable pursuant to the foregoing which (i) have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (ii) are publicly sold pursuant to Rule 144 under the Securities Act or, as to any one holder, all of his or its shares may be sold in a single transaction, or (iii) are eligible for sale under Rule 144(k) under the Securities Act.

         "SERIES B REGISTRABLE SHARES" shall mean (i) the shares of Common Stock issued or issuable upon conversion of the Series B Stock; (ii) an aggregate of 702,777 shares of Common Stock issued or issuable by the Company to certain Investors upon the exercise of certain warrants issued on November 26, 1997, February 2, 1998, February 12, 1998 and February 26, 1998 in connection with those certain Note and Warrant Purchase Agreements dated November 26, 1997, February 2, 1998 and February 12, 1998, respectively, as such warrants and such Note and Warrant Purchase Agreement have been amended from time to time (such warrants collectively referred to herein as the "SERIES B OUTSTANDING WARRANTS" and, together with the Series A Outstanding Warrants, the "OUTSTANDING WARRANTS"); (iii) the shares of Common Stock issued or issuable by the Company to certain of the Investors upon the exercise of certain warrants issued in connection with the sale of the Series B Stock; (iv) the 60,000 shares of Common Stock issued or issuable by the Company to Mr. Kevin Watson upon the exercise of a warrant issued in connection with the execution of an advisory agreement with the


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Company; and (v) shares issued or issuable upon an adjustment for stock splits, stock dividends and the like (including, without limitation, any such adjustments with respect to the securities referred to in (i) above). Notwithstanding the foregoing, Series B Registrable Shares shall not include shares of Common Stock issued or issuable pursuant to the foregoing which (i) have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (ii) are publicly sold pursuant to Rule 144 under the Securities Act or, as to any one holder, all of his or its shares may be sold in a single transaction, or (iii) are eligible for sale under Rule 144(k) under the Securities Act.

         "SERIES C REGISTRABLE SHARES" shall mean the shares of Common Stock issued or issuable upon conversion of the Series C Stock and shares issued or issuable upon an adjustment for stock splits, stock dividends and the like (including, without limitation, any such adjustments with respect to the securities referred above). Notwithstanding the foregoing, Series C Registrable Shares shall not include shares of Common Stock issued or issuable pursuant to the foregoing which (i) have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (ii) are publicly sold pursuant to Rule 144 under the Securities Act or, as to any one holder, all of his or its shares may be sold in a single transaction, or (iii) are eligible for sale under Rule 144(k) under the Securities Act.

         1.2. RESTRICTIVE LEGEND. (a) Each certificate representing Preferred Stock or Conversion Shares shall, except as otherwise provided in Section 1.3, be stamped or otherwise imprinted with a legend substantially in the following form:

                              "TRANSFER RESTRICTED

           THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS (I) UPON TRANSFER PURSUANT TO AN AMENDED AND RESTATED SHAREHOLDERS AGREEMENT BY AND AMONG THE COMPANY AND ITS SHAREHOLDERS, AND (II) PURSUANT TO AN AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS. A COPY OF THE AMENDED AND RESTATED SHAREHOLDERS AGREEMENT AND A COPY OF THE AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON THE WRITTEN REQUEST OF THE HOLDER HEREOF.

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SHARES UNDER THAT ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE."

         (b) Each certificate representing Comcast Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:


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                              "TRANSFER RESTRICTED

           THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS PURSUANT TO A SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS. A COPY OF THE SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON THE WRITTEN REQUEST OF THE HOLDER HEREOF.

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SHARES UNDER THAT ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE."

         1.3. REQUIRED REGISTRATION.

         (a) Following the earlier to occur of (a) the third anniversary of the date of execution and delivery of this Agreement, and (b) the date which is six
(6) months following the date of a Qualified Public Offering, either (i) the holders of Series A Registrable Shares constituting at least fifty percent (50%) of the Series A Registrable Shares then owned beneficially or of record by Investors and Investor Transferees (as hereinafter defined), (ii) (A) the holders of Series B Registrable Shares constituting at least fifty percent (50%) of the Series B Registrable Shares then owned beneficially or of record by Investors and Investor Transferees or (B) C-Max, or (iii) the holders of Series C Registrable Shares constituting at least fifty percent (50%) of the Series C Registrable Shares then owned beneficially or of record by Investors and Investor Transferees, may request that the Company use commercially reasonable efforts to register under the Securities Act all or any portion of the Registrable Shares held by such requesting holder or holders for sale in the manner specified in such notice; PROVIDED, HOWEVER, that the Company may, by notice to the requesting holders, delay such requested registration if the Company's Board of Directors determines that such registration at the time requested would have a material adverse effect upon the Company; PROVIDED, FURTHER, HOWEVER, that the Company's ability to delay such registration shall be limited to durations of no longer than ninety (90) days and the Company shall not delay more than once during any twelve (12) month period.

         (b) The Company shall not be obligated pursuant to this Section 1.3 to effectuate more than: (i) one (1) registration before a Qualified Public Offering for the benefit of the holders set forth in Section 1.3(a)(i) above;
(ii) one (1) registration before a Qualified Public Offering for the benefit of the holders set forth in Section 1.3(a)(ii) above; (iii) one (1) registration before a Qualified Public Offering for the benefit of the holders set forth in
Section 1.3(a)(iii) above; (iv) one (1) registration after a Qualified Public Offering for the benefit of the holders set forth in Section 1.3(a)(i) above;
(v) one (1) registration after a Qualified Public Offering for the benefit of the holders set forth in Section 1.3(a)(ii) above; or (vi) one (1) registration after a Qualified Public Offering for the benefit of the holders set forth in
Section 1.3(a)(iii). In addition, the aggregate offering price of the Registrable Shares to be sold pursuant


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to each such registration shall be at least $5,000,000. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 1.3:

         (i) within one hundred eighty (180) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering of securities of the Company under the Securities Act; or

         (ii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith.

         (c) Following receipt of any notice under Section 1.3(a), the Company shall promptly notify all Investors and Investor Transferees from whom notice has not been received and, as soon thereafter as practicable, shall use its reasonable efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Registrable Shares specified in such notice (and in all notices received by the Company from other holders within twenty (20) days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the Company shall designate the managing underwriter of such offering, following consultation and subject to the approval of the Investors and Investor Transferees from whom notice has been received, which approval shall not be unreasonably withheld or delayed. All sellers must participate in the underwriting. The Company's registration obligation hereunder shall be deemed satisfied only when a registration statement or statements covering shares of Registrable Shares specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

         (d) The Company shall be entitled to include in any registration statement referred to in this Section 1.3, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account and for the account of other selling shareholders, except as and to the extent that, in the reasonable opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would materially adversely affect the marketing of the shares of Common Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, and subject to Section 1.3(b), the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other shareholders, from the date of receipt of a notice from requesting holders pursuant to this Section 1.3 until the completion of the lesser of the period of distribution of the shares of Registrable Shares registered thereby and 90 days from the effective date of the registration statement, unless the Registrable Shares shall be entitled to be included therein in accordance with
Section 1.4 below.


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         (e) The Company will use commercially reasonable efforts to maintain the effectiveness of any Form S-1 used to register the shares pursuant to this
Section 1.03 for up to ninety (90) days or such earlier time as all of the Registrable Shares have been sold.

         1.4. INCIDENTAL REGISTRATION.

         (a) If, at any time, the Company determines to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-8 or its then equivalent, or in connection with a Rule 145 transaction or Form S-4 or its equivalent, or another form not available for registering the Registrable Shares for sale to the public), each such time it will give prompt written notice to all holders of outstanding Registrable Shares, including each holder who has the right to acquire Registrable Shares, and the holders of the Comcast Shares of its intention so to do and of the proposed method of distribution of such securities. Upon the written request of any such holder, received by the Company within twenty (20) days after the giving of any such notice by the Company, to include in the registration all or any part of the Registrable Shares and the Comcast Shares, the Company will use commercially reasonable efforts to cause the Registrable Shares and the Comcast Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent and under the conditions such registration is permitted under the Securities Act and this Section 1.4. In the event that any registration pursuant to this
Section 1.4 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Registrable Shares and Comcast Shares to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Registrable Shares and Comcast Shares owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that the inclusion of some or all of the Registrable Shares or Comcast Shares would adversely affect the marketing of the securities to be sold by the Company therein. Any such limitation shall be imposed in such manner so as to avoid any diminution in the number of shares the Company may register for sale by giving first priority for the shares to be registered for issuance and sale by the Company, by giving second priority for any Registrable Shares to be registered pursuant to Section 1.3 hereof and the Comcast Shares, and by giving third priority for the Registrable Shares to be registered for sale by any other Investor pursuant to the terms of this Section
1.4. Notwithstanding the foregoing provisions, the Company may, in its sole discretion, terminate or withdraw any registration statement referred to in this
Section 1.4 without thereby incurring any liability to the holders of Registrable Shares and Comcast Shares.

         (b) The Company will use commercially reasonable efforts to maintain the effectiveness of any form used to register the shares pursuant to this
Section 1.04 for up to ninety (90) days or such earlier time as all of the Registrable Shares and Comcast Shares have been sold.

         1.5. REGISTRATION ON FORM S-3. If at any time the holders of at least twenty percent (20%) of the Registrable Shares then owned beneficially or of record by Investors and Investor Transferees request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Shares held by such requesting holder or holders, the reasonably anticipated aggregate price to the public (net of


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underwriting discounts and commissions) of which would exceed $2,000,000, and the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use all commercially reasonable efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of Registrable Shares specified in such notice. Whenever the Company is required by this Section 1.5 to use all reasonable efforts to effect the registration of Registrable Shares, each of the procedures and requirements of Section 1.3 (including but not limited to the requirement that the Company notify all holders of Registrable Shares and Comcast Shares from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration. The Company shall be obligated to register Registrable Shares and Comcast Shares pursuant to this
Section 1.5 on two occasions; PROVIDED, HOWEVER, that such obligation shall be deemed satisfied only when a registration statement or statements covering all shares of Registrable Shares and Comcast Shares specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective. The Company will use its commercially reasonable efforts to maintain the effectiveness of any Form S-3 for a period of up to one hundred eighty (180) days or such earlier time as all of the Registrable Shares and Comcast Shares have been sold.

         1.6. LIMITATION ON REGISTRATION REQUEST. Notwithstanding any other provision of this Agreement, the right of a holder of Registrable Shares to request registration of the same by the Company pursuant to Sections 1.3, 1.4 and 1.5 hereof, or the right of a holder of Comcast Shares to include Comcast Shares in a registration pursuant to Section 1.3(c) or 1.4 hereof, shall not apply with respect to such holder upon the earliest to occur of (a) all of such holder's Conversion Shares or Comcast Shares can be sold in compliance with the volume and other restrictions set forth in Rule 144 of the Securities Act, (b) all of such holder's Conversion Shares or Comcast Shares may be sold in compliance with Rule 144(k) of the Securities Act, or (c) five (5) years from the date of the consummation of the Qualified Public Offering.

         1.7. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Sections 1.3, 1.4 or 1.5 to use its commercially reasonable efforts to effect the registration of any Registrable Shares or Comcast Shares under the Securities Act, the Company will, at its cost and expense (including without limitation, payment of the costs and expenses described in Section 1.8), as expeditiously as reasonably practicable:

         (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 1.3, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use all reasonable efforts to cause such registration statement to become and remain effective for the period set forth in Section 1.3, 1.4, or 1.5, as applicable;

         (b) prepare and file as expeditiously as reasonably practicable and in any event within ninety (90) days with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 1.7(a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable


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Shares and Comcast Shares covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

         (c) furnish to each seller of Registrable Shares and Comcast Shares and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Shares and Comcast Shares covered by such registration statement;

         (d) use all reasonable efforts to register or qualify the Registrable Shares and Comcast Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Shares and Comcast Shares or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

         (e) use all reasonable efforts to list the Registrable Shares and Comcast Shares covered by such registration statement with NASDAQ or any securities exchange on which the Common Stock of the Company is then listed, or NASDAQ or such securities exchange as shall be selected by the Company, or, if the Company fails to make an application to so list within thirty (30) days of a request for the same by the Investors in connection with a Qualified Public Offering, the Investors may determine the place of listing, subject to qualification by the Company to list its shares thereon;

         (f) immediately notify each seller of Registrable Shares and Comcast Shares and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The sellers of Registrable Shares and Comcast Shares agree upon receipt of such notice forthwith to cease making offers and sales of Registrable Shares and Comcast Shares pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to purchasers of such Registrable Shares and Comcast Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (g) notify each seller of Registrable Shares and Comcast Shares under such registration statement of (i) the effectiveness of such registration statement, (ii) the filing of any post-effective amendments to such registration statement, or (iii) the filing of a supplement to such registration statement;

         (h) at the request of any seller of Registrable Shares or Comcast Shares, use all reasonable efforts to furnish on the date that Registrable Shares and Comcast Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the sellers (with a copy provided to the underwriters), and in customary form; and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the sellers (with a copy provided to the underwriters) and covering such matters with respect to such registration as such underwriters reasonably may request; and

         (i) make available for inspection upon reasonable notice during the Company's regular business hours by each seller of Registrable Shares or Comcast Shares, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all material financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         For purposes of Section 1.7(a) and 1.7(b) and of Section 1.3(d), the period of distribution of Registrable Shares and Comcast Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Shares and Comcast Shares in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Shares and Comcast Shares covered thereby and 90 days after the effective date of such registration statement, with reasonable extensions to be granted for suspensions thereof.

         In connection with and as a condition to each registration hereunder, the sellers of Registrable Shares and Comcast Shares shall (a) provide such information and execute such documents as may reasonably be required in connection with such registration, (b) agree to sell Registrable Shares and Comcast Shares on the basis provided in any underwriting arrangements, and (c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required or requested under the terms of such underwriting arrangements.

         In connection with each registration pursuant to Sections 1.3, 1.4 or
1.5 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

         1.8. EXPENSES. All expenses incurred by the Company in complying with Sections 1.3, 1.4 and 1.5, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, transfer taxes, fees of transfer agents and registrars, and the reasonable fees and disbursements of one counsel for the sellers of Registrable Shares and Comcast Shares (which fees and expenses do not exceed $15,000 in the aggregate), but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Shares and Comcast Shares and the fees of more than one counsel are called "Selling Expenses."

         The Company will pay all Registration Expenses in connection with each registration statement under Sections 1.3, 1.4 or 1.5. The Company shall not, however, be required to pay for the Registration Expenses of any registration proceeding begun pursuant to Section 1.3 or 1.5, the request for which is subsequently withdrawn by the requesting holders of Registrable Shares, in which event the Registration Expenses shall be borne by the requesting holders of the Registrable Shares in proportion to the number of shares for which registration was requested. All Selling Expenses in connection with each registration statement under Sections 1.3, 1.4 or 1.5 shall be borne by the participating sellers in proportion to the number of Registrable Shares and Comcast Shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

         1.9. INFORMATION BY HOLDER. The holder or holders of Registrable Shares and Comcast Shares included in any registration shall furnish to the Company such information regarding such holder or holders of Registrable Shares and Comcast Shares, the Registrable Shares and Comcast Shares held by them and the distribution proposed by such holder or holders of Registrable Shares and Comcast Shares as the Company may reasonably request in writing and as shall be required in connection with any registration (including any amendment to a registration statement or prospectus), qualification or compliance referred to in this Section 1.9.

         1.10. LOCK-UP AGREEMENTS. Each holder of Registrable Shares and Comcast Shares shall agree to be bound by such lock-up agreements (not to exceed a period of 180 days following the date of the prospectus relating to any such underwriting) as the managing underwriter of any such registration shall specify as a requirement to any such underwriting, provided that the entry of such holder of Registrable Shares or Comcast Shares into such agreements shall be conditioned upon at least ninety percent (90%) of the then current shareholders (including all shareholders, who, together with their affiliates, hold at least one percent (1%) of the then outstanding shares of the Company's capital stock) and all executive key officers (including, at a minimum, Scott Kurnit) and directors of the Company also agreeing to execute such lock-up agreement regardless of the number of shares of the capital stock of the Company then owned by them.

         1.11. INDEMNIFICATION AND CONTRIBUTION.

         (a) In the event of a registration of any of the Registrable Shares or Comcast Shares under the Securities Act pursuant to Sections 1.3, 1.4 or 1.5, the Company will indemnify and hold harmless each seller of such Registrable Shares or Comcast Shares thereunder, each underwriter of such Registrable Shares or Comcast Shares thereunder and each other person, if any, who controls such seller or underwriter within the meaning of Section 15 of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or under any other statute or at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares or Comcast Shares were registered under the Securities Act pursuant to Sections 1.3, 1.4 or 1.5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violations of applicable law relating to such registration, and will pay the reasonable legal fees and other expenses of each such seller, each such underwriter and each such controlling person incurred by them in connection with investigating or defending any action whether or not resulting in any liability insofar as such loss, claim, damage, liability or action results from the foregoing, PROVIDED, HOWEVER, that the Company will not be liable to a seller in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished in writing by any such seller, any such underwriter or any such controlling person specifically for use in such registration statement or prospectus; and, PROVIDED, FURTHER, HOWEVER, that the Company will not be liable to a holder in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus if (1) such holder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Registrable Shares or Comcast Shares, and (2) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

         (b) In the event of a registration of any of the Registrable Shares or Comcast Shares under the Securities Act pursuant to Sections 1.3, 1.4 or 1.5, each seller of such Registrable Shares or Comcast Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Shares or Comcast Shares were registered under the Securities Act pursuant to Sections 1.3, 1.4 or 1.5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay the reasonable legal fees and other expenses of the Company and each such officer, director, underwriter and controlling person incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the amount of gross proceeds received by such seller in connection with such registration.

         (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to such indemnified party other than under this Section 1.11 and shall only relieve it from any liability that it may have to such indemnified party under this
Section 1.11 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 1.11 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of counsel) that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel as required by the local rules of such jurisdiction) at any time for all such indemnified parties.

         (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares or Comcast Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 1.11 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.11 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 1.11; then, and in each such case, the Company and each such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as may be reasonable taking into account such matters as (i) their relative fault as to the matters giving rise to such losses, claims, damages or liabilities, (ii) their relative ability or opportunity to have avoided such losses, claims, damages or liabilities, PROVIDED, HOWEVER, that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         1.12. CHANGES IN COMMON STOCK OR PREFERRED STOCK. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

         1.13. RULE 144 REPORTING AND RULE 144A INFORMATION. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the resale of the Registrable Shares or Comcast Shares without registration, the Company will:

         (a) at all times after 90 days after the first registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective or following registration under Section 12 of the Exchange Act, use its commercially reasonable efforts to:

         (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

         (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (iii) furnish to each holder of Registrable Shares and Comcast Shares forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Shares or Comcast Shares without registration; and

         (b) at any time, at the request of any holder of Preferred Stock or Registrable Shares or Comcast Shares, make available to such holder and to any prospective transferee of such Preferred Stock or Registrable Shares or Comcast Shares the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.

         1.14. DAMAGES. The Company recognizes and agrees that the holders of Registrable Shares and Comcast Shares will suffer irreparable harm and will not have an adequate remedy at law if the Company fails to comply with any provision of Section 1, and the Company expressly agrees that, in the event of such failure, the holders of Registrable Shares, Comcast Shares or any other person entitled to the benefits of Section 1 shall be entitled to seek specific performance of any and all provisions of Section 1 and may seek to enjoin the Company from continuing to commit any further breach of this Section 1.

                                    SECTION 2

              INFORMATION RIGHTS; INSPECTION RIGHTS; SMALL BUSINESS
                         ADMINISTRATION EXAMINER AUDITS

         2.1 INFORMATION RIGHTS. As long as any Investor or any Investor Transferee owns any Preferred Stock (and, with respect to clauses (d) - (h) below, as long as any Investor or any Investor Transferee owns at least three percent (3%) of the Company's Common Stock on an as converted basis) each such Investor, or any Investor Transferee, shall be entitled to receive, and the Company shall mail to any such Investor or Investor Transferee, at the times specified, the following reports:

         (a) as soon as available, and in any event within thirty (30) days after the end of each month, a balance sheet for the Company as of the end of such month and the related statements of income, shareholder's equity and cashflows for the year to date, prepared in accordance with generally accepted accounting principles and certified by the Chief Financial Officer of the Company as true, correct and complete;

         (b) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company, a balance sheet of the Company as of the end of such fiscal year and the related statements of income, shareholders' equity and cash flows for the fiscal year then ended, prepared in accordance with generally accepted accounting principles and audited by a firm of independent public accountants of national recognition selected by the Board of Directors of the Company and reasonably acceptable to the Investors;

         (c) no later than thirty (30) days prior to the start of each fiscal year, the Company's annual operating plan, including, without limitation, consolidated capital and operating expense budgets, cash flow projections and income and loss projections for the Company and its subsidiaries in respect of such fiscal year, all itemized in reasonable detail and prepared on a monthly basis, and, promptly after preparation, any revisions to any of the foregoing;

         (d) promptly following receipt by the Company, each audit response letter, accountant's management letter and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company or any of its subsidiaries;

         (e) promptly after the commencement thereof, notice of all actions, suits, claims, proceedings, investigations and inquiries that are likely to materially adversely affect the Company or any of its subsidiaries;

         (f) promptly upon sending, making available or mailing the same, all press releases, reports and financial statements that the Company sends or makes available to its shareholders;

         (g) promptly, from time to time, such other material information regarding the business, prospects, financial condition, operations, property or affairs of the Company and its Subsidiaries as such Investor reasonably may request; and

         (h) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, schedule as to the sources and application of funds for such fiscal quarter and an unaudited balance sheet and a statement of stockholder's equity, as of the end of such fiscal quarter and a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the number of common shares issuable upon conversion of exercise of any outstanding securities convertible or exercisable for common shares and the exchange ratio or exercise price applicable thereto, all in sufficient detail as to permit the Investor to calculate its percentage equity ownership in the Company.

         The obligations of the Company to furnish financial information to the Investors and the Investor Transferees pursuant to this Section 2.1 shall terminate upon the earlier to occur of (i) the completion of a Qualified Public Offering, or (ii) such time as the Company otherwise becomes subject to the reporting requirements of the Exchange Act.

         2.2 INSPECTION RIGHTS. As long as any Investor or any Investor Transferee owns any Preferred Stock, the Company shall permit each Investor and such persons as it may designate, subject to the Company's reasonable approval and the execution of a confidentiality agreement acceptable to the Company, at such Investor's expense, upon not less than three (3) business days prior notice to the Company to visit and inspect, during normal business hours and without disruption to the Company's business, any of the properties of the Company and its subsidiaries, examine their books (and take copies and extracts therefrom), discuss the affairs, finances and accounts of the Company and its subsidiaries with their officers and employees, and consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, all at reasonable times and upon reasonable notice. The Investors and their approved designees agree that he or it will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential, proprietary or secret information which such Investor may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Investor pursuant to this Agreement, or pursuant to inspection rights granted hereunder, unless such information is known to the public through no fault of any Investor or its designees or representatives; PROVIDED, HOWEVER, an Investor may disclose such information
(i) to its attorneys, accountants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective permitted transferee of the Preferred Stock, so long as the prospective transferee agrees to be bound by the provisions of this
Section 2.2, (iii) to any general partner or affiliate of such Investor, and
(iv) to any other Investor.

         2.3 SMALL BUSINESS ADMINISTRATION EXAMINER AUDITS. So long as any of the Investors which holds shares of the capital stock of the Company is a Small Business Investment Company, and at any reasonable time and from time to time during normal business hours and upon prior notice, the Company will provide Small Business Administration examiners access to its books and records for Small Business Administration audit purposes. In addition, upon request by the Investors, the Company shall deliver or cause to be delivered copies of any and all documents, costs, or other instruments which the Investors may request from time to time (a) in response to a request for production of the same for the Small Business Administration, or (b) in compliance with any instrument under the Small Business Investment Act.

                                    SECTION 3

                        RIGHT TO PURCHASE NEW SECURITIES

         3.1 PARTICIPATION RIGHTS. The Company shall, at least ten (10) days prior to any issuance by the Company of any of its securities other than Excluded Stock to any party, give written notice of such issuance to each holder of Registrable Shares (the "OFFEREES"). The Company's written notice to the Offerees shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms. Each holder of the Registrable Shares shall have the right, for a period of twenty (20) days from such notice, to purchase, at the same price and on the same terms and conditions, that number of additional securities of the Company as would be necessary to preserve such holder's percentage interest in the equity of the Company on a fully diluted, as converted basis, as of the time immediately prior to such issuance. Each Offeree may accept the Company's offer as to the full number of securities offered to it or any lesser number, by written notice thereof given by it to the Company prior to the expiration of the aforesaid twenty (20) day period, in which event the Company shall promptly sell and such Offeree shall buy, upon the terms specified, the number of securities agreed to be purchased by such Offeree.

         The Company shall be free at any time after the end of the aforesaid twenty (20) day period and prior to ninety (90) days after the date of its notice of offer to the Offerees, to offer and sell to any third party or parties the number of such securities not agreed by the Offerees to be purchased by them, at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Offerees. However, if such third party sale or sales are not consummated within such ninety (90) day period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section 3.1. The obligations of the Company under this Section 3.1 shall terminate upon the completion of a Qualified Public Offering. Notwithstanding anything contained in this Agreement to the contrary, the written notice of an offer to purchase newly issued shares to which a participation right applies (as provided in the preceding paragraph) need not be given prior to the purchase by the party intending to purchase the newly issued shares, provided such offer is sent within five (5) days thereafter and remains open for a twenty (20) day period from the receipt thereof, and further provided that the Company has set aside a number of shares sufficient to satisfy the obligations of the Company pursuant to this section.

                                    SECTION 4

                                  MISCELLANEOUS

         4.1 SUCCESSORS AND ASSIGNS. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Stock, Registrable Shares or Comcast Shares), whether so expressed or not; PROVIDED, HOWEVER, that the rights conferred in this Agreement on the Investors shall only inure to the benefit of a transferee of Preferred Stock, Registrable Shares or Comcast Shares if: (a) (1) there is transferred to such transferee at least 100,000 Registrable Shares or Comcast Shares (the transferee in any such case being referred to as a "INVESTOR TRANSFEREE"), or (2) such transferee is an affiliate of the transferor; and (b) such transfer may otherwise be effected in accordance with applicable securities laws; and (c) notice of such transfer or assignment is given to the Company and such Transferee has agreed in writing to be bound by the terms of this Agreement and the Amended and Restated Shareholders Agreement. The parties acknowledge that the Amended and Restated Shareholders Agreement terminates upon the closing of a Qualified Public Offering.

         4.2 GOVERNING LAW. This Agreement is executed and delivered in the State of New York, and this Agreement shall be governed by and construed in accordance with the laws of the State of New York for all purposes and in all respects, without giving effect to the conflict of law provisions thereof.

         4.3 INTEGRATION; AMENDMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and supersede any previous agreement or understanding between or among the parties with respect to such subjects, including, without limitation, the Investors' Rights Agreement and the Amended and Restated Investors' Rights Agreement. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; PROVIDED, HOWEVER, that with the written consent of the Company and the holders of at least two-thirds of the Registrable Shares any provisions of this Agreement may be waived, modified or amended, on behalf of all parties hereto, and such waiver, modification or amendment may be given or withheld for any reason or no reason in the sole discretion of any party. Notwithstanding the foregoing, the number of registrations that the Company is required to make under Sections 1.4 and 1.5 of this Agreement may not be modified or amended without the prior written consent of Comcast. Any amendments, waivers, discharges or terminations of this Agreement effected in accordance herewith shall be binding upon all parties hereto, including those not signing such amendment, waiver, discharge or termination.

         4.4 NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, on the date of transmittal of services via telecopy to the party to whom notice is to be given (with a confirming copy being delivered within 24 hours thereafter), or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or on the date of receipt if served via overnight courier providing a receipt and properly addressed as set forth on SCHEDULE I hereto. Any party may change its address for purposes of this paragraph by giving notice of the new address to each of the other parties in the manner set forth above.

         4.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         4.6 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         4.7 DISPUTE RESOLUTION. If the parties should have a material dispute arising out of or relating to this Agreement or the parties' respective rights and duties hereunder, then the parties will resolve such dispute in the following manner: (i) any party may at any time deliver to the others a written dispute notice setting forth a brief description of the issue for which such notice initiates the dispute resolution mechanism contemplated by this Section 4.7; (ii) during the forty-five (45) day period following the delivery of the notice described in Section 4.7 (i) above, appropriate representatives of the various parties will meet and seek to resolve the disputed issue through negotiation, (iii) if representatives of the parties are unable to resolve the disputed issue through negotiation, then within thirty (30) days after the period described in Section 4.7(ii) above, the parties will refer the issue (to the exclusion of a court of law) to final and binding arbitration in New York, New York in accordance with the then existing rules (the "Rules") of the American Arbitration Association ("AAA"), and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof; provided, however, that the law applicable to any controversy shall be the law of the State of New York, regardless of principles of conflicts of laws. In any arbitration pursuant to this Agreement, (i) discovery shall be allowed and governed by the New York Code of Civil Procedure and (ii) the award or decision shall be rendered by a majority of the members of a Board of Arbitration consisting of three (3) members, one of whom shall be appointed by each of the respective parties and the third of whom shall be the chairman of the panel and be appointed by mutual agreement of said two party-appointed arbitrators. In the event of failure of said two arbitrators to agree within sixty (60) days after the commencement of the arbitration proceeding upon the appointment of the third arbitrator, the third arbitrator shall be appointed by the AAA in accordance with the Rules. In the event that either party shall fail to appoint an arbitrator within thirty (30) days after the commencement of the arbitration proceedings, such arbitrator and the third arbitrator shall be appointed by the AAA in accordance with the Rules. Nothing set forth above shall be interpreted to prevent the parties from agreeing in writing to submit any dispute to a single arbitrator in lieu of a three (3) member Board of Arbitration. Upon the completion of the selection of the Board of Arbitration (or if the parties agree otherwise in writing, a single arbitrator), an award or decision shall be rendered within no more than forty-five (45) days. Notwithstanding the foregoing, the request by either party for preliminary or permanent injunctive relief, whether prohibitive or mandatory, shall not be subject to arbitration and may be adjudicated only by the courts of the State of New York or the U.S. District Court in New York.



         4.8 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.



                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

         IN WITNESS WHEREOF, the Company and the Investors have executed this Agreement under seal as of the day and year first above written.

                               THE COMPANY:
                               MININGCO.COM, INC.
                               By:
                                  -------------------------------------------
                               Scott Kurnit, President and CEO

                                THE INVESTORS:

                                ZERO STAGE CAPITAL V LIMITED PARTNERSHIP
                                By: Zero Stage Capital Associates Limited
                                    Partnership, its General Partner


                                By:
                                  -------------------------------------------
                                  Stanley L. Fung, General Partner



                                ZERO STAGE CAPITAL VI LIMITED PARTNERSHIP
                                By:Zero Stage Capital Associates Limited
                                   Partnership, its General Partner


                                By:
                                  -------------------------------------------
                                  Stanley L. Fung, General Partner


                                COMCAST INTERACTIVE INVESTMENTS, INC.


                                By:
                                  -------------------------------------------
                                   Name:
                                   Title:

                                DOLL TECHNOLOGY INVESTMENT FUND, a California limited partnership
                                By:Doll Technology Investment Management,
                                   L.L.C., its General Partner


                                By:
                                  -------------------------------------------
                                  Dixon R. Doll, Managing Member



                                 DOLL TECHNOLOGY AFFILIATES FUND, L.P.
                                 By:Doll Technology Investment Management,
                                    L.L.C.,its General Partner


                                 By:
                                  -------------------------------------------
                                   Dixon R. Doll, Managing Member



                                 DOLL TECHNOLOGY SIDE FUND, L.P.
                                 By:Doll Technology Investment Management,
                                    L.L.C. its General Partner


                                  By:
                                  -------------------------------------------
                                    Dixon R. Doll, Managing Member



                                  CRYSTAL INTERNET VENTURE FUND, L.P.
                                  By:Crystal Venture Ltd.., its
                                     General Partner


                                  By:
                                     ----------------------------------------
                                     Daniel Kellogg, Vice President



                                   OPEN TEXT CORPORATION


                                   By:
                                      ----------------------------------------
                                      Thomas Hearne, Chief Financial Officer

                                    INFOTECH VENTURES, LTD.


                                    By:
                                       ----------------------------------------
                                       Mr. Lip-Bu Tan



                                       ---------------------------------------
                                       Mr. Scott Kurnit



                                    C-MAX CAPITAL LIMITED PARTNERSHIP - I
                                    By: C. Max Capital Company, its General
                                        Partner


                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:


                                     XL CAPITAL CORPORATION



                                      By:
                                         -------------------------------------
                                          Name:
                                          Title:



                                      PROSPECT STREET NYC DISCOVERY FUND, L.P.



                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:



                                         --------------------------------------
                                         Mr. Gary Lauder

                                         -------------------------------------
                                         Mr. Peter Jadrosich



                                         -------------------------------------
                                         Mr. William A. Day




                                         -------------------------------------
                                         Mr. Robert W. Harris



                                         -------------------------------------
                                         Ms. Diane Katzin



                                         -------------------------------------
                                         Mr. Shepard Kurnit



                                         -------------------------------------
                                         Mr. Paul Kurnit



                                         -------------------------------------
                                          Mr. Stanley L. Fung



                                         -------------------------------------
                                         Mr. Gordon Baty



                                         -------------------------------------
                                         Mr. Paul Kelley

                                         -------------------------------------
                                         Mr. Brian Johnson

                                        CAMELOT OFFSHORE FUND LTD.



                                         By:
                                            ----------------------------------
                                            Name:
                                            Title:



                                         CAMELOT CAPITAL L.P.


                                          By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                          THE MARKS FAMILY LIMITED PARTNERSHIP


                                          By:
                                             ---------------------------------
                                             Name:
                                             Title:



                                          AWAD & ASSOCIATES LIMITED PARTNERSHIP


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                          AWAD & ASSOCIATES II LTD.


                                          By:
                                             ---------------------------------
                                             Name:
                                             Title:

                                             ---------------------------------
                                             Mr. Richard B. Felder



                                              ---------------------------------
                                              Nicholas R. Pontikes and
                                              William N. Pontikes, Trustees of
                                              Nicholas R. Pontikes Trust U/A
                                              7-22-95



                                             DAHLM PARTNERS


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:



                                            ----------------------------------
                                            Mr. Douglas Kaplan



                                            -----------------------------------
                                            Mr. Lawrence Kaplan



                                            -----------------------------------
                                            Ms. Allison Klein



                                            -----------------------------------
                                            Mr. Howard Klein



                                            ----------------------------------
                                            Mr. Matthew Klein